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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 15, 1999
                                                          -------------

                        Direct Connect International Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        0-18288                   22-2705223
   --------                        -------                   ----------
(State or other                    (Commission             (IRS Employer
jurisdiction of                    File Number)            Identification No.)
incorporation)


637 Wyckoff Avenue #194, Wyckoff, New Jersey                           07481
--------------------------------------------                           -----
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code                (201)445-2101
                                                                  -------------

P.O. Box 14, Hawthorne, New Jersey 07507-0014
---------------------------------------------
(Former name or former address, if changed since last report)













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Item 5.  Other Events



         The Company has been in discussion with the Internal Revenue Service regarding the non-payment of payroll taxes amounting to $141,446.87 at May 31, 1999. The Company expects to make payment in full within the next several months.













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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIRECT CONNECT INTERNATIONAL INC.
                                                 (Registrant)

Date:June 15, 1999                   By:  /s/ Peter L. Schneider
     -------------                        ----------------------
                                          Peter L. Schneider
                                          President and Chief Operating Officer